UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 29, 2019

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IDRA	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01              Regulation FD Disclosure.

Idera Pharmaceuticals, Inc. (the “Company”) is furnishing this Current Report on Form 8-K to (1) clarify durable responses under the RECIST v1.1 criteria, and (2) correct the number of patients with Eastern Cooperative Oncology Group (ECOG) performance status 2.  These prior disclosures were set forth in the Company’s press release, dated August 8, 2019 (the “August 2019 Release”), which was (i) attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished to the Securities and Exchange Commission (the “SEC”) on such date, or (ii) provided by the Company during its earnings call, also held on such date (the “Earnings Call”).

In the August 2019 Release and Earnings Call, the Company indicated with respect to its ILLUMINATE 204 — Phase 1/2 trial of tilsotolimod in combination with ipilimumab or pembrolizumab in patients with PD-1 refractory metastatic melanoma that:

•                  Completed enrollment with 52 patients at tilsotolimod 8 mg with ipilimumab in February 2019;

•                  Data as of August 5, 2019 on endpoints:

•                  27% ORR (n=13) of the 49 patients evaluable for efficacy, consisting of nine (9) confirmed responses per RECIST v1.1, and four (4) unconfirmed Partial Responses; 74% (36) achieving disease control (best response of CR, PR or Stable Disease (SD));

•                  Durable responses (>6 mos.) observed in 8 of 13 responders;

•                  Median OS has not yet been reached (min/max: 1.6 mos. – 35 mos.);

•                  The safety profile observed in this analysis was consistent with previously reported results, with no emergence of new safety signals;

•                  43% (n=21) of patients enrolled into trial presented at baseline with Eastern Cooperative Oncology Group (ECOG) performance status 2; and

•                  Final results from the ILLUMINATE 204 trial are expected to be submitted for an abstract at a medical conference during the first half of 2020.

On the date of the August 2019 Release, the Company believed this information was accurate.  As for the measurement of durable responses, because RECIST v1.1 requires confirmation of PR or CR, we are clarifying this information.  Durable responses (>6 mos.) were observed in five (5) of the nine (9) confirmed responses per RECIST v1.1.  In addition, subsequent to the August 2019 Release, the Company learned of a discrete error in the programming used to generate the ECOG report.  Of the 21 patients described as being ECOG performance status 2, 20 of such patients were in fact ECOG performance status 1.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. This Item 7.01 will not be deemed an admission as to the materiality of any information herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.

By:	/s/ Bryant D. Lim
Bryant D. Lim
Senior V.P., General Counsel

Dated: August 29, 2019